Exhibit 4.3

                                                                          SHARES

                        PHARMACEUTICAL FORMULATIONS, INC.            __________
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE  |          |
                                                                    |          |
                                                                    |__________|
                                                                    |  COMMON  |
                                                                    |  STOCK   |
                                                                    |__________|

                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS


PREFIX = PC   This                                             CUSIP 716932 10 8
SHARES        Certifies
              that







              is the
              owner of

  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF THE PAR VALUE OF
                               $.08 PER SHARE OF
----------------------PHARMACEUTICAL FORMULATIONS, INC.-------------------------
(hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate duly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:







       [seal]



                                                [the following appears sidewise]

      /s/ Dolores Scotto      /s/ James Ingram         COUNTERSIGNED
       SECRETARY                  PRESIDENT            CONTINENTAL STOCK
                                                       TRANSFER & TRUST COMPANY
                                                       (Jersey City, NJ)

                                                                 TRANSFER AGENT
                                                             AUTHORIZED OFFICER

THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS:

TEN COM - as tenants in common                  UNIF GIFT MIN ACC - ________ Custodian ________
TEN ENT - as tenants by the entireties                               (Cust)             (Minor)
JT TEN  - as joint tenants with rights of                         under Uniform Gifts to Minors
          survivorship and not as tenants                        Act _____________________
          in common                                                        (State)

     Additional abbreviations may also be used though not in the above list


     FOR VALUE RECEIVED, THE UNDERSIGNED HEREBY SELLS, ASSIGNS AND TRANSFERS
UNTO

(PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE)
 ________________________________________
|                                        |
|                                        |
|                                        |
|                                        |
|________________________________________|


________________________________________________________________________________
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT


_______________________________________________________________________ ATTORNEY
TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED  ________________________


          NOTICE: ______________________________________________________________
                  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER


Signature(s) Guaranteed:


______________________________________
THE SIGNATURES(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTIION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDIALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.